Becker Value Equity Fund

                                   PROSPECTUS

                                November 3, 2003


INVESTMENT OBJECTIVE:
Long-term capital appreciation




1211 SW Fifth Avenue, Suite 2185
Portland, OR  97204
(503) 223-1720
www.beckercap.com





























         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY............................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND.....................................7

HOW TO BUY SHARES..............................................................7

HOW TO REDEEM SHARES...........................................................9

DETERMINATION OF NET ASSET VALUE..............................................11

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................11

MANAGEMENT OF THE FUND........................................................13

PRIVACY POLICY................................................................14

FOR MORE INFORMATION..................................................BACK COVER

                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Becker Value Equity Fund (the "Fund") is long-term capital appreciation.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common and preferred stock of large or medium-sized companies when, in the opinion of the Fund's advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings ("P/E") ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

     The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor's judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership, or recent management investment in a company since these factors are often indicative of management's belief that a company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with a market capitalization exceeding $1.5 billion. Although the Fund primarily will invest in large or medium-sized companies, outstanding small-cap companies will not be excluded because of size if they present opportunities for value.

     Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest up to 15% of its assets in American Depository Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may also hold cash, U.S. government securities, commercial paper, or other investment-grade debt securities. The Fund may invest up to 20% of its net assets in convertible stocks, preferred stocks, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

     The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor. The Fund's turnover rate for its first year of operations is expected to be no more than 50%.

     The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company's prospects have diminished, or when better investment opportunities are presented.


PRINCIPAL RISKS OF INVESTING IN THE FUND

o VALUE RISK. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.
o MANAGEMENT RISK. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.
o SMALL AND MID-CAP RISK. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.
o FOREIGN RISK. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign country.
o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.
o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.


IS THE FUND RIGHT FOR YOU?

      The Fund may be suitable for:

o    Long-term investors seeking a fund with a value investment strategy
o    Investors  who  can  tolerate  the  risks   associated  with  common  stock
     investments

GENERAL

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.


HOW HAS THE FUND PERFORMED IN THE PAST?

     The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's broad cap equity composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all of the advisor's fully discretionary private accounts over $1 million managed using the same value strategy that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. Accounts included in the composite have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to indices that are broad measures of market performance. The returns are calculated by the advisor based on total return, including gains or losses plus income, after deducting all costs and management fees incurred by the accounts, and include reinvested dividends. The advisor has prepared and presented this information in accordance with the Association for Investment Management and Research - Performance Presentation Standards ("AIMR-PPS"), except that net rather than gross performance is presented. AIMR has not been involved with the preparation or review of this information. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely effected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.

                                [CHART OMITTED]

                        YEAR-BY-YEAR ANNUAL TOTAL RETURN
                     OR ADVISOR'S BROAD CAP EQUITY COMPOSITE
                 (FOR THE YEARS ENDED DECEMBER 31, 1993 to 2002)




                                  1993           23.61%
                                  1994           -0.52%
                                  1995           29.86%
                                  1996           22.71%
                                  1997           24.97%
                                  1998           -1.78%
                                  1999            4.89%
                                  2000           25.87%
                                  2001            6.11%
                                  2002          -19.11%


     The composite return for the nine months ended September 30, 2003 was 6.20%.



                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE YEARS ENDED DECEMBER 31, 2002

==============================================================================================
                                            Past 1        Past 3       Past 5         Past 10
                                             Year          Years        Years          Years
----------------------------------------------------------------------------------------------
Broad Cap Equity Composite                  -19.1%         2.6%         2.2%           10.6%
----------------------------------------------------------------------------------------------
S&P 500                                     -22.1%        -14.6%        -0.6%          9.3%
----------------------------------------------------------------------------------------------
Russell 1000 Value                          -15.5%        -5.1%         1.2%           10.8%
----------------------------------------------------------------------------------------------

                                       6

                   FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee1.............................................................NONE
Exchange Fee................................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees............................................................1.20%
Distribution (12b-1) Fees...................................................NONE
Other Expenses2............................................................2.74%
Total Annual Fund Operating Expenses (Before Waiver) ......................3.94%
Fee Waiver3................................................................2.74%
Net Expenses...............................................................1.20%

1 A wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee, currently $15, is subject to change.

2 Based on estimated amounts for the initial fiscal year.

3 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets for its initial fiscal year ending October 31, 2004.

Example:
--------

Based on the costs above, this example helps you compare the expenses of the Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         1 YEAR                3 YEARS

                         $126                  $988


                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.


INITIAL PURCHASE

     BY MAIL - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o    a check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

U.S. MAIL:       Becker Value Equity Fund                OVERNIGHT:    Becker Value Equity Fund
                 c/o Unified Fund Services, Inc.                       c/o Unified Fund Services, Inc.
                 P.O. Box 6110                                         431 North Pennsylvania Street
                 Indianapolis, Indiana 46206-6110                      Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at 1-800-551-3998 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: Becker Value Equity Fund
      Account Name _________________(write in shareholder name)
      For the Account # ____________(write in account number)
      D.D.A.# 01892240190


     You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.


ADDITIONAL INVESTMENTS

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name
      -the name of your account(s)
      -your account number(s)
      -a check made payable to Becker Value Equity Fund

Checks should be sent to the Becker Value Equity Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. MAIL:        Becker Value Equity Fund           OVERNIGHT:     Becker Value Equity Fund
                        c/o Unified Fund Services, Inc.                   c/o Unified Fund Services, Inc.
                        P.O. Box 6110                                     431 North Pennsylvania Street
                        Indianapolis, Indiana 46206-6110                  Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-551-3998 if you have questions. At the discretion of the Funds or Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 1-800-551-3998. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 1-800-551-3998. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     TAXES. Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES FOR TAXABLE ACCOUNTS

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").


TYPE OF TRANSACTION                                          TAX STATUS
-------------------                                          ----------

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains taxed at generally maximum 15%
more than one year                                           on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains are taxed at the same rate as ordinary income;
for one year or less                                         losses are subject to special rules

                                                             *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     BECAUSE YOUR TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE AND LOCAL TAX CONSEQUENCES.

                             MANAGEMENT OF THE FUND

     Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204, www.beckercap.com, serves as investment advisor to the Fund. Becker has been providing portfolio management services since 1976 when Patrick
E. Becker founded P.E. Becker Inc., the predecessor firm to the advisor. The advisor utilizes a value-oriented investment style to provide equity and fixed income portfolio management to a select group of private wealth clients and institutional clients. As of September 30, 2003, Becker managed over $1.9 billion in assets. The advisor is 100% employee-owned. For its advisory services, the advisor is paid a fee at the annual rate of 1.20% of the Fund's average daily net assets. The advisor contractually has agreed to waive its fee and reimburse Fund expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% for its fiscal year ending October 31, 2004.

     The advisor's equity investment team will be responsible for making investment recommendations for the Fund. The advisor's portfolio managers, analysts, and traders have an average of more than 22 years industry experience, including more than 12 years with the advisor. The advisor has previously provided investment subadvisory services to two other mutual funds using a value-oriented investment strategy. The team of portfolio managers has worked together for more than 15 years. Although the team is responsible for making investment recommendations, Patrick E. Becker, the advisor's Chief Investment Officer, typically makes the final determination with respect to all investment decisions. Prior to founding Becker Capital Management, Inc., Mr. Becker was an account executive for approximately 10 years at Dean Witter and Company. Mr. Becker has over 35 years' experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor. He received a bachelor's degree from the University of Portland.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

     CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports will contain management's discussion of market conditions and investment strategies that significantly affect the Fund's performance results as of the Fund's future semi-annual or annual periods.

     Call the Fund at 1-800-551-3998 to request free copies of the SAI, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





















Investment Company Act #811-21237

                            BECKER VALUE EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                               November 3, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Becker Value Equity Fund dated November 3, 2003. A free copy of the Prospectus can be obtained by writing the transfer agent at Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (800) 551-3998.


                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

DESCRIPTION OF THE TRUST AND FUND..............................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS..........3

INVESTMENT LIMITATIONS.........................................................5

INVESTMENT ADVISOR.............................................................7

TRUSTEES AND OFFICERS..........................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................11

PROXY VOTING POLICY...........................................................13

DETERMINATION OF NET ASSET VALUE..............................................13

REDEMPTION IN-KIND............................................................14

INVESTMENT PERFORMANCE........................................................14

STATUS AND TAXATION OF THE FUND...............................................16

CUSTODIAN.....................................................................18

FUND SERVICES.................................................................18

ACCOUNTANTS...................................................................18

DISTRIBUTOR...................................................................18

FINANCIAL STATEMENTS..........................................................19

DESCRIPTION OF THE TRUST AND FUND

     Becker Value Equity Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust") on June 9, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on November 3, 2003. The investment advisor to the Fund is Becker Capital Management, Inc. (the "Advisor").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

     The Fund may authorize one or more brokers to receive on its behalf purchase and redemption orders. Such brokers would be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This  section  contains  additional   information  regarding  some  of  the
investments the Fund may make and some of the techniques it may use.

     A. Equity  Securities.  Equity  securities  include common stock and common
        ------------------
stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     The Fund may invest in American Depositary Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

     B. Convertible  Securities.  A convertible  security is a bond,  debenture,
        -----------------------
preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

     In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

     The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

     If the rating of a security by S&P or Moody's drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     C. Preferred Stock.  Preferred stock has a preference in liquidation  (and,
        ---------------
generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     D. Repurchase Agreements. A repurchase agreement is a short-term investment
        ---------------------
in which the  purchaser  (i.e.,  the Fund)  acquires  ownership of an obligation
                          ----
issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.


INVESTMENT LIMITATIONS

     A.  Fundamental.  The  investment  limitations  described  below  have been
         -----------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a
                 ----
majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank,
        ---------------
provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.  Senior  Securities.  The Fund will not issue  senior  securities.  This
         ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting.  The Fund will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Fund will not  purchase  or sell  real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Fund will not  purchase  or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Fund will not make  loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration.  The Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification.  With respect to 75% of its total assets, the Fund will
        ---------------
not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     B.  Non-Fundamental.  The  following  limitations  have been adopted by the
         ---------------
Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1.  Pledging.  The Fund will not mortgage,  pledge,  hypothecate  or in any
         --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.  The Fund will not purchase any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases.  The Fund will not purchase securities or evidences of
        ----------------
interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales.  The Fund will not effect short sales of securities  except
        -----------
as described in the Prospectus or the Statement of Additional Information.

     5.  Options.  The Fund will not  purchase or sell puts,  calls,  options or
         -------
straddles except as described in the Prospectus or the Statement of Additional Information.

     6.  Illiquid  Securities.  The Fund will not purchase  illiquid  securities
         --------------------
which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     7. Loans of Portfolio Securities. The Fund will not make loans of portfolio
        -----------------------------
securities.


INVESTMENT ADVISOR

     The Fund's Advisor is Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204. Patrick E. Becker, Chairman and Chief Investment Officer of the Advisor, is the controlling shareholder of the Advisor. The Advisor is 100% employee-owned.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.20% of the average daily net assets of the Fund. The Advisor has contractually agreed through October 31, 2004 to waive its fee, and to the extent necessary reimburse the Fund, but only to the extent necessary to maintain the Fund's total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses, at 1.20% of its average daily net assets.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on September 7, 2003. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor, including the Advisor's financial information, mutual fund questionnaire and the Advisor's Form ADV Part II, which included a description of the Advisor's business and personnel, information related to the Advisor's policies and practices regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a representation from the Advisor that there were no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. In considering the Agreement, the Trustees primarily evaluated: (1) a description of the nature, quality and extent of the services provided by the Advisor; (2) the Advisor's reputation and experience in providing value-oriented investment advice to private clients since 1976 with over $1.9 billion in client assets under management; (3) a comparison of the advisory fee structure, performance, operating expenses and expense ratio with those of other mutual funds; (4) the Advisor's written agreement to cap the Fund's expenses for its initial year of operations; and (5) the Advisor's previous experience in serving as investment subadviser to two other mutual funds.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "Becker" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Becker" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.


TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                           TERM      OF    NUMBER OF PORTFOLIOS
NAME, AGE AND ADDRESS                               POSITION(S) HELD                       OFFICE   AND    IN  FUND COMPLEX*
                                                    WITH TRUST                             LENGTH OF       OVERSEEN   BY  TRUSTEE
                                                                                           TIME SERVED     OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel                                 Trustee                                Since                 25
431 N. Pennsylvania St.                                                                    Inception
Indianapolis, IN 46204                                                                     of the Trust
Year of Birth:  1947
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                                  OTHER  DIRECTORSHIPS HELD BY TRUSTEE
                                                                                           OR NOMINEE
---------------------------------------------------------------------------------------------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust Company              Trustee, AmeriPrime Advisors Trust,
since 1992; President and Director of Heritage Trust Company from 1994-1996;               July 2002 to present;
Vice President and Manager of Investments of Kanaly Trust Company from 1988 to 1992.       Trustee, AmeriPrime Funds, since 1995;
                                                                                           Trustee, CCMI Funds since 2003.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           LENGTH OF       NUMBER OF PORTFOLIOS
NAME, AGE AND ADDRESS                               POSITION(S) HELD                       TIME SERVED     IN FUND COMPLEX*
                                                    WITH TRUST                                             OVERSEEN  BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Stephen A. Little                                   Trustee                                Since                 25
431 N. Pennsylvania St.                                                                    inception
Indianapolis, IN 46204                                                                     of the Trust
Year of Birth:  1946
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
President and founder, The Rose, Inc., a registered investment advisor, since 1993.        Trustee,  AmeriPrime Advisors Trust,
                                                                                           July  2002  to   present;   Trustee,
                                                                                           AmeriPrime   Funds,    since   1995;
                                                                                           Trustee, CCMI Funds since 2003.
---------------------------------------------------------------------------------------------------------------------------------
                                       -8-



---------------------------------------------------------------------------------------------------------------------------------
                                                    POSITION(S) HELD                       LENGTH OF       NUMBER OF PORTFOLIOS
NAME, AGE AND ADDRESS                               WITH TRUST                             TIME SERVED     IN FUND COMPLEX*
                                                                                                           OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Daniel Condon                                       Trustee                                Since                 25
431 N. Pennsylvania St.                                                                    inception of
Indianapolis, IN 46204                                                                     the Trust
Year of Birth:  1950
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                                  OTHER  DIRECTORSHIPS HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Vice President and General Manager, International Crankshaft Inc., an automotive           Trustee,  AmeriPrime Advisors Trust,
equipment manufacturing company, 1990 to present; Trustee, The Unified Funds, from         July 2002 to present; Trustee,
1994 to 2002;  Trustee, Star Select Funds, a REIT mutual fund, from 1997 - 2000.           AmeriPrime Funds, since 1995; Trustee,
                                                                                           CCMI Funds since 2003.
---------------------------------------------------------------------------------------------------------------------------------
* "Fund Complex" refers to AmeriPrime Funds,  AmeriPrime  Advisors Trust and the Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Valuation Committee has met two times since the Trust's inception in December 2002.

     The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee has met three times since the Trust's inception in December 2002.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


------------------------------------------------------------------------------------------------------------------------------
                                                                                      TERM OF  OFFICE    NUMBER OF PORTFOLIOS
NAME, AGE AND ADDRESS                             POSITION(S) HELD                    AND LENGTH OF      IN  FUND COMPLEX***
                                                  WITH TRUST                          TIME SERVED        OVERSEEN
------------------------------------------------------------------------------------------------------------------------------
Timothy Ashburn*                                  Trustee, President and Secretary    Since                      25
431 N. Pennsylvania St.                                                               inception of
Indianapolis, IN 46204                                                                the Trust

Year of Birth:  1950
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                             OTHER  DIRECTORSHIPS HELD BY TRUSTEE OR
                                                                                      NOMINEE
------------------------------------------------------------------------------------------------------------------------------
Chairman of Unified Financial Services,  Inc. since 1989 and Chief Executive Officer  Chairman,  Unified Financial  Services,
from 1989 to 1992 and 1994 to April 2002;  President of Unified  Financial  Services  Inc.  since  1989.  Director,   Unified
from November 1997 to April 2000.                                                     Financial Securities,  Inc. since 1990.
                                                                                      Director,  Unified Fund Services,  Inc.
                                                                                      since    November    2002;     Trustee,
                                                                                      AmeriPrime  Advisors  Trust,  July 2002
                                                                                      to present; Trustee,  AmeriPrime Funds,
                                                                                      since 1995;  Trustee,  CCMI Funds since
                                                                                      2003.
------------------------------------------------------------------------------------------------------------------------------
                                                                                      TERM OF  OFFICE    NUMBER OF PORTFOLIOS
                                                    POSITION(S) HELD                  AND LENGTH OF      IN  FUND COMPLEX***
NAME, AGE AND ADDRESS                               WITH TRUST                        TIME SERVED        OVERSEEN   BY  TRUSTEE
                                                                                                         OR NOMINEE
------------------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler**                              Trustee                           Since                         25
431 N. Pennsylvania St.                                                               inception of
Indianapolis, IN 46204                                                                the Trust
Year of Birth:  1952
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                             OTHER  DIRECTORSHIPS HELD BY TRUSTEE OR
                                                                                      NOMINEE
------------------------------------------------------------------------------------------------------------------------------

                                      -9-

------------------------------------------------------------------------------------------------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb Companies, a          Trustee, AmeriPrime Advisors Trust, July
national real estate company, from 2001 to present; Executive Vice President and      2002 to present; Trustee, AmeriPrime
Director of The Webb Companies from 1990 to 2000; Director, The Lexington Bank,       Funds, since 1995; Trustee, CCMI Funds
from 1998 to present; Director, Vice President and legal counsel for The Traxx        since 2003.
Companies, an owner and operator of convenience stores, from 1989 to present.
------------------------------------------------------------------------------------- ----------------------------------------
                                                                                      TERM OF  OFFICE  NUMBER OF PORTFOLIOS
NAME, AGE AND ADDRESS                               POSITION(S) HELD                  AND LENGTH OF    IN  FUND COMPLEX***
                                                    WITH TRUST                        TIME SERVED      OVERSEEN   BY  TRUSTEE
                                                                                                       OR NOMINEE
------------------------------------------------------------------------------------------------------------------------------
Thomas G. Napurano                                  Chief Financial Officer and       Since                  N/A
431 N. Pennsylvania St.                             Treasurer                         inception of
Indianapolis, IN 46204                                                                the Trust

Year of Birth:
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                                             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------
Chief Financial Officer and Executive Vice President of Unified Financial                          N/A
Services, the parent company of the Trust's administrator and distributor;
member the board of directors of Unified Financial Services from 1989 to March
2002; Chief Financial Officer and Treasurer, AmeriPrime Advisors Trust and
AmeriPrime Funds (since October 2002), and CCMI Funds (since August 2003).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF PORTFOLIOS
       NAME, AGE AND ADDRESS                  POSITION(S) HELD            LENGTH OF TIME SERVED       IN FUND COMPLEX***
                                                 WITH TRUST                                           OVERSEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------
Carol Highsmith                              Assistant Secretary         Since inception of the               N/A
431 N. Pennsylvania St.                                                           Trust
Indianapolis, IN 46204

Year of Birth:  1964
------------------------------------------------------------------------------------------------------------------------------
               PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS                               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------
Vice President, Compliance of Unified Fund Services, Inc. (November                              None
1994 to present); Vice President and Asst. Secretary of Lindbergh
Funds;  Assistant Secretary, AmeriPrime Advisors Trust and AmeriPrime
Funds  (since October 2002), and CCMI Funds (since August 2003).

------------------------------------------------------------------------ -----------------------------------------------------

* Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Funds.
** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.
*** "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of September 30, 2003.

----------------------------------------------------------------------------------------------------------------------
                                                                                AGGREGATE  DOLLAR  RANGE OF SHARES OF
                                                                                ALL FUNDS WITHIN THE FUND COMPLEX*
TRUSTEE                                  DOLLAR RANGE OF FUND SHARES
----------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel                                       $0                    $0
----------------------------------------------------------------------------------------------------------------------
Timothy L. Ashburn                                        $0                    $0
----------------------------------------------------------------------------------------------------------------------
Ronald Tritschler                                         $0                    $0
----------------------------------------------------------------------------------------------------------------------
Stephen Little                                            $0                    $0
----------------------------------------------------------------------------------------------------------------------

                                      -10-

----------------------------------------------------------------------------------------------------------------------
Daniel Condon                                             $0                    $0
----------------------------------------------------------------------------------------------------------------------

* "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the Fund's fiscal year ending October 31, 2004 is set forth in the following table. Trustee fees are Fund Complex expenses and each series, including the Fund, incurs its pro rata share of expenses based on the number of series in the Fund Complex.



=======================================================================================================================
                                         AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
                                        COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
       INDEPENDENT TRUSTEES              FROM FUND        BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                          AS PART OF FUND
                                                              EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Gary E. Hippenstiel, Trustee                $800                 $0                  $0                 $20,000
-----------------------------------------------------------------------------------------------------------------------
Stephen A. Little, Trustee                  $520                 $0                  $0                 $13,000
-----------------------------------------------------------------------------------------------------------------------
Daniel Condon, Trustee                      $520                 $0                  $0                 $13,000
-----------------------------------------------------------------------------------------------------------------------
=======================================================================================================================
                                         AGGREGATE           PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
   NON-INDEPENDENT TRUSTEES AND         COMPENSATION         RETIREMENT        BENEFITS UPON      FROM TRUST AND FUND
             OFFICERS                    FROM FUND        BENEFITS ACCRUED       RETIREMENT            COMPLEX*
                                                          AS PART OF FUND
                                                              EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Timothy L. Ashburn, Trustee,                 $0                  $0                  $0                   $0
President and Secretary
-----------------------------------------------------------------------------------------------------------------------
Ronald C. Tritschler, Trustee               $440                 $0                  $0                 $11,000
-----------------------------------------------------------------------------------------------------------------------
Thomas G. Napurano, CFO and                  $0                  $0                  $0                   $0
Treasurer
-----------------------------------------------------------------------------------------------------------------------
Carol J. Highsmith, Assistant                $0                  $0                  $0                   $0
Secretary
=======================================================================================================================

* "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. For example, Advisor has oral and written soft dollar agreements with broker-dealers to provide research services such as Autex, a software program that is used by Advisor's trading department to research and determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. Advisor also receives numerous research reports and news services, including Baseline Financial Services' research software and Bloomberg trading and research terminals, which are news, research and trading software products that allow Advisor's portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients' portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

     The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


PROXY VOTING POLICY

     The Trust and the Fund's Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees. The Advisor has adopted the ISS Proxy Voting Guidelines Summary. The ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS guidelines provide that Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company's long-term performance compared to an index, and whether a majority of the directors would be independent from management. Under the Advisor's proxy voting policy, the Advisor's Investment Committee may vote proxies in a manner that does not conform to the ISS Guidelines, provided that the vote is reviewed and approved by the Advisor's Chief Executive Officer.

     The Trust's proxy voting policy provides that, if a conflict of interest between the Adviser or any of its affiliates and the Fund arises with respect to any proxy issue, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling (800) 551-3998 to request a copy from the Fund's Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn:
Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th, effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. If there is no cling price that day, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

REDEMPTION IN-KIND

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemptions." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:            P        =       a hypothetical $1,000 initial investment
                  T        =       average annual total return
                  n        =       number of years
                  ERV      =       ending redeemable value at the end of the
                                   applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     The Fund also may advertise its after-tax performance information. After-tax performance information is calculated on pre-liquidation and post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1.   Average Annual Total Return (After Taxes on Distributions):

     P(1+T)n = ATVd

     Where:     P        =      a hypothetical $1,000 initial investment
                T        =      average annual total return (after taxes on distributions).
                n        =      number of years
                ATVd     =      ending value, after taxes on fund distribution but not after taxes on redemption, at the end of the applicable period of the
                                hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2.   Average Annual Total Return (After Taxes on Distributions and Redemption):

     P(1+T)n = ATVdr

                                      -15-


     Where:     P        =     a hypothetical $1,000 initial investment
                T        =     average annual total return (after taxes on distributions).
                n        =     number of years
                ATVdr    =     ending value, after taxes on fund distributions and redemptions, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that any sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. Because the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

     o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");
     o Diversify its investments in securities within certain statutory limits; and
     o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. ACCORDINGLY, PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS FOR MORE DETAILED INFORMATION REGARDING THE ABOVE AND FOR INFORMATION REGARDING FEDERAL, STATE, LOCAL AND FOREIGN TAXES.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. Certain Trustees and officers of the Trust are members of management or directors of Unified and/or shareholders of the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2004. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Timothy L. Ashburn, (a Trustee of the Trust) and Thomas G. Napurano, (an officer of the Trust) are a director and officer respectively, of the distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The Fund recently commenced operations and, as a result, has no financial statements to include.

                  DREMAN HIGH OPPORTUNITY LARGE CAP VALUE FUND

                   DREMAN HIGH OPPORTUNITY MID CAP VALUE FUND

                  DREMAN HIGH OPPORTUNITY SMALL CAP VALUE FUND



                                   PROSPECTUS

                                November 3, 2003



Dreman Value Management, LLC
520 East Cooper Avenue
Suite 230-4
Aspen, CO 81611
(800) 247-1014

















         The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


DREMAN HIGH OPPORTUNITY LARGE CAP VALUE FUND RISK/RETURN SUMMARY..............1


DREMAN HIGH OPPORTUNITY MID CAP VALUE FUND RISK/RETURN SUMMARY................4


DREMAN HIGH OPPORTUNITY SMALL CAP VALUE FUND RISK/RETURN SUMMARY..............6


FEES AND EXPENSES OF INVESTING IN THE FUNDS...................................9


GENERAL INVESTMENT STRATEGIES AND RELATED RISKS..............................10


HOW TO BUY SHARES............................................................11


HOW TO REDEEM SHARES.........................................................13


DETERMINATION OF NET ASSET VALUE.............................................15


DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................16


MANAGEMENT OF THE FUNDS......................................................17


PRIVACY POLICY...............................................................19


FOR MORE INFORMATION.................................................BACK COVER

                  DREMAN HIGH OPPORTUNITY LARGE CAP VALUE FUND
                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Dreman High Opportunity Large Cap Value Fund ("Large Cap Fund") is total return.

Principal Strategies

     The Large Cap Fund invests primarily in common stocks of large capitalization companies that pay relatively high dividends and that have intrinsic value in the opinion of the Fund's advisor, Dreman Value Management, LLC. The Fund typically will invest in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P 500(R) Index. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength, strong management and generous dividend yields that are selling below their intrinsic value. Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies. This investment policy may not be changed without at least 60 days' notice to Fund shareholders. While the Fund normally will invest in dividend-paying stocks, the Fund also may acquire stocks that do not pay dividends in anticipation of market appreciation or future dividends. The Fund may invest up to 20% of its assets in foreign securities, including American Depository Receipts (ADRs). The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Fund also may purchase or sell (write) options on stocks and index futures. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its assets in fixed income securities if the advisor believes that a company's fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Fund

o Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.
o Management Risk. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.
o Large Cap Risk. Large capitalization companies tend to be less volatile than companies with smaller market capitalization. This potentially lower risk means that the Fund's share price may not rise as much as share prices of funds that focus on smaller capitalization companies.
o Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign country.

o Derivatives Risk. Options and futures in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.
o Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.
o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How has the Fund performed in the past?

     The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's large cap value discretionary composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all of the advisor's fully discretionary accounts over $5 million managed using the same large cap value strategy that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. The accounts have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to the S&P 500 Index, a broad measure of market performance. The returns are calculated by the advisor based on total return, including gains or losses plus income, after deducting trading costs and management fees incurred by the private accounts, and include reinvested dividends. The advisor has prepared and presented this information in accordance with the Association for Investment Management and Research - Performance Presentation Standards ("AIMR-PPS"), except that net rather than gross performance is presented. AIMR has not been involved with the preparation or review of this information. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely effected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.

                        Year-by-Year Annual Total Return
              of Advisor's Large Cap Value Discretionary Composite
          (for the years ended December 31, 1997 to December 31, 2002)

                                 [CHART OMITTED]

1997-13.83%, 1998-12.84%, 1999- -13,72%, 2000-38.17%, 2001-2.15%, 2002- -18.54

     * For the period July 1, 1997 (commencement of operations) through December 31, 1997 (returns are not annualized).

     The composite return for the nine months ended September 30, 2003 was 15.00%.

     During the years shown in the bar chart above, the highest return for a quarter was 21.39% (quarter ending September 30, 2000) and the lowest return for a quarter was -14.78% (quarter ending June 30, 2002).

                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

------------------------------------------------------------------------------------------------------
                                                                             Since Inception
                                     Past 1 Year      Past 5 Years            (July 1, 1997)
------------------------------------------------------------------------------------------------------
Advisor's Large Cap Value               18.5%            20.8%                    34.7%
Discretionary Composite
------------------------------------------------------------------------------------------------------
S&P 500 Index                           22.1%             1.4%                    11.1%
------------------------------------------------------------------------------------------------------

                   DREMAN HIGH OPPORTUNITY MID CAP VALUE FUND
                               RISK/RETURN SUMMARY

 Investment Objective

     The investment objective of the Dreman High Opportunity Mid Cap Value Fund is long-term capital appreciation.

 Principal Strategies

     The Fund invests primarily in common stocks of medium capitalization companies that have intrinsic value in the opinion of the Fund's advisor. The Fund typically invests in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the S&P Mid-Cap 400(R) Index. The market capitalization of companies listed on the S&P Mid Cap Index currently ranges from $0.26 billion to $11.26 billion. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value. Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid-capitalization companies. This investment policy may not be changed without at least 60 days' notice to Fund shareholders. The Fund may invest up to 20% of its assets in foreign securities, including ADRs. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Fund also may purchase or sell (write) options on index futures. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its assets in fixed income securities if the advisor believes that a company's fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Fund

o Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

o Management Risk. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

o Mid Cap Risk. Stocks of mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. Mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

o Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign country.

o Derivatives Risk. Options and futures in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives transactions will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

o Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

 How  has  the  Fund  performed  in the past?

     The Fund recently commenced operations and, as a result, has no prior performance history.

                  DREMAN HIGH OPPORTUNITY SMALL CAP VALUE FUND
                               RISK/RETURN SUMMARY

 Investment Objective

          The investment objective of the Dreman High Opportunity Small Cap Value Fund is long-term capital appreciation.

 Principal Strategies

     The Fund invests primarily in common stocks of small capitalization companies that have intrinsic value in the opinion of the Fund's advisor. The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000(R) Index. The market capitalization of companies listed on the Russell 2000 Index currently ranges from $117 million to $1.2 billion. The advisor seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value. Under normal circumstances, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small capitalization companies. This investment policy may not be changed without at least 60 days' notice to Fund shareholders. The Fund may invest up to 20% of its assets in foreign securities, including ADRs. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. The Fund also may purchase or sell (write) options on index futures. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest in fixed income securities if the advisor believes that a company's fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Principal Risks of Investing in the Fund

o Value Risk. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

o Management Risk. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

o Small Cap Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes
could  adversely  affect  the  Fund's   investments  in  a  foreign  country.

o Derivatives Risk. Options and futures in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

o Sector Risk. To the extent that the Fund focuses in one or more sectors, factors affecting those sectors could affect Fund performance. For example, financial services companies could be hurt by changing government regulations, increasing competition and interest rate movements.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How has the Fund performed in the past?

     The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's small cap value discretionary composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all of the advisor's fully discretionary accounts over $1 million managed using the same small cap value strategy that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. The accounts have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to the Russell 2000 Value Index, a broad measure of market performance. The returns are calculated by the advisor based on total return, including gains or losses plus income, after deducting trading costs and management fees incurred by the private accounts, and include reinvested dividends. The advisor has prepared and presented this information in accordance with the Association for Investment Management and Research - Performance Presentation Standards ("AIMR-PPS"), except that net rather than gross performance is presented. AIMR has not been involved with the preparation or review of this information. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely effected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.

Year-by-Year Annual Total Return of Advisor's Small Cap Value Discretionary
     Composite (for the years ended December 31, 1997 to December 31, 2002)

                                [CHART OMITTED]

 1997-9.19%, 1998- -6.03%, 1999-2.07%, 2000-38.90%,  2001-5.90%, 2002- -12.78%


     *For the period July 1, 1997 (commencement of operations) through December 31, 1997 returns are not annualized.

     The return for the nine months ended September 30, 2003 is 22.38%.

    During the years shown in the bar chart above, the highest Past 1 Year return for a quarter was 17.11% (quarter ending June 30, 1999) and the lowest return for a quarter was Discretion -20.15% (quarter ending September 30, Composite 1998).



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2002)

                                                                 Since Inception
                                    Past 1 Year Past    5 Years   (July 1, 1997)
                                        ----------------------------------------
Advisor's Small Cap Value Discretionary     -12.8%         28.0%          37.2%
Composite
--------------------------------------------------------------------------------
Russell 2000 Value Index                    -11.4%         17.4%          32.3%
--------------------------------------------------------------------------------

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)             Large Cap        Mid Cap        Small Cap
Maximum Sales Charge (Load) Imposed on Purchases                       NONE             NONE           NONE
Maximum Deferred Sales Charge (Load)                                   NONE             NONE           NONE
Redemption Fee1, 2                                                     1.00%            1.00%          1.00%
Exchange Fee                                                           NONE             NONE           NONE


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)           Large Cap       Mid Cap
Small Cap
Management Fees                                                          0.75%          0.85%          0.95%
Distribution (12b-1) Fees                                                0.25%          0.25%          0.25%
Other Expenses3                                                          0.33%          0.33%          0.33%
Total Annual Fund Operating Expenses (Before Waiver)                     1.33%          1.43%          1.53%
Fee Waiver4                                                              0.03%          0.03%          0.03%
Net Expenses                                                             1.30%          1.40%          1.50%

1 A $15 wire transfer fee is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase the Fund's costs, the Fund charges a 1.00% redemption fee on shares redeemed less than one year after they are purchased. The Fund waives this fee for mandatory retirement withdrawals and for its systematic withdrawal plan.

3 Estimated for the Fund's initial fiscal year.

4The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses (except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, for each Fund's initial fiscal year ending October 31, 2004.

Example:

Based on the costs above, this example helps you compare the expenses of a Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

 If shares are not redeemed:    If shares are redeemed one year after purchase:

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                 1 Year       3 Years                  1 Year          3 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Large Cap Fund   $137        $431    Large Cap Fund    $241            $431
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Mid Cap Fund     $147        $475    Mid Cap Fund      $251            $475
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Small Cap Fund   $158      $495      Small Cap Fund    $261            $495
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------

GENERAL INVESTMENT STRATEGIES AND RELATED RISKS

Value Stocks. The Funds' advisor is a deep value contrarian investor that focuses on finding bargains - temporarily depressed or overlooked stocks that the market has misjudged as to future prospects. For example, securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, its industry or the stock market in general, or as a result of market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. However, the advisor does not focus exclusively on the "cheapness" of the stock. The advisor will apply careful and sophisticated analytical techniques to each stock in the low P/E universe to identify those with fundamental financial strength. The advisor also will seek to limit the risks of investing in a Fund by avoiding the deceptively appealing fad of the day. The advisor believes that buying securities at a price that is below their true worth may achieve greater returns for a Fund than those generated by paying premium prices for companies currently in favor in the market.

The advisor typically will sell a stock when the advisor believes that its price is unlikely to go higher, its fundamental factors have changed, or other investments offer better opportunities. The advisor will seek to avoid the common mistake of "overstaying," or watching the price of a particular stock move sharply higher only to see it nosedive thereafter.

Foreign Stocks. Each Fund may invest in foreign stocks, typically limited to ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidences ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Securities of foreign companies may be riskier than securities of U.S. companies.

Options and Futures. Each Fund may purchase or sell (write) options on stocks and index futures. Options are a type of derivative that give the purchaser the right, or the writer the obligation, to buy or sell as asset at a predetermined price in the future. Each Fund may purchase S&P 500 Index futures on a temporary basis in lieu of investing in equity securities. Futures are a type of derivative used to manage or hedge risk by enabling the Fund to buy or sell an asset in the future at an agreed-upon price. Risks associated with derivatives include: the derivative is not well correlated with the security or index for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a Fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a Fund to the effect of leverage, which could increase the Fund's exposure to the market and potential losses that it could have if it had not entered into these transactions.

Changes in Investment Objectives and Policies. The investment objective of a Fund may be changed without shareholder approval. As described above, each Fund will invest at least 80% of its assets (including borrowings for investment purposes) in large, mid, or small capitalization companies, as implied by the Fund's name. This investment policy may not be changed without at least 60 days prior written notice in plain English to shareholders.

Temporary  Defensive  Measures.  From  time to time,  a Fund may take  temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, a Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, a Fund may not achieve its investment objective. Each Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Not FIDC Insured. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                HOW TO BUY SHARES

     The minimum initial investment in a Fund is $2,500 and minimum subsequent investments are $1,000. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

 Initial Purchase

     To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and
o a check (subject to the minimum amounts) made payable to the appropriate Fund.

     Mail the application and check to:

                            U.S. Mail:
                                         Dreman High Opportunity Value Funds

                                         c/o Unified Fund Services, Inc.

                                         P.O. Box 6110

                                         Indianapolis, Indiana 46206-6110

                            Overnight:
                                         Dreman High Opportunity Value Funds

                                         c/o Unified Fund Services, Inc.

                                         431 North Pennsylvania Street

                                         Indianapolis, Indiana 46204

By Wire - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at 800-247- 1014 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

          Huntington National Bank
          ABA #0440-0002-4
          Attn:  ______________________(write in name of Fund)
          Account Name_________________(write in shareholder name) For the Account#______________(write in account number)
          D.D.A.# 01892240200

     You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but a Fund may charge shareholders for this service in the future.

 Additional Investments

     You may purchase additional shares of a Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

          -your name
          -the name of your account(s)
          -your account number(s)
          -a check made  payable to the appropriate Fund

Checks should be sent to the appropriate Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

 Automatic Investment Plan

     You may make regular investments in any Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

 Tax Sheltered Retirement Plans

     Since the Funds are oriented to longer-term investors, each Fund may be an appropriate investment medium for tax-sheltered retirement plans, including:

individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds' transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of a Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds' transfer agent about the IRA custodial fees.

 Distribution Plan

     Each Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each Fund's plan, the Fund can pay a fee of up to 0.25% of the Fund's average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of a Fund and may cost you more than paying other types of sales charges.

 Other Purchase Information

     The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in any Fund. Checks must be made payable to the appropriate Fund. The Funds and their transfer agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.

     The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.

          HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer, which fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund's net asset value, that Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     Market Timers Redemption Fee - The Funds are intended for long-term investors. Short-term market timers who engage in frequent trading into and out of a Fund can disrupt its investment strategy and generate additional transaction costs to Fund shareholders. To avoid hurting long-term shareholders who do not generate these costs, each Fund imposes a redemption fee of 1.00% on shares redeemed less than one year after they are purchased, which will be deducted from redemption proceeds. Each Fund uses a "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders. Each Fund will waive the redemption fee for mandatory withdrawals from retirement accounts and for its systematic withdrawal plan. Each Fund may waive the redemption fee in other circumstances if the advisor determines it is in the best interests of the Fund to do so.

     By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

          U.S. Mail: Dreman High Opportunity Value Funds
                     c/o Unified Fund Services, Inc.
                     P.O. Box 6110
                     Indianapolis, Indiana 46206-6110


          Overnight: Dreman High Opportunity Value Funds
                     c/o Unified Fund Services, Inc.
                     431 North Pennsylvania Street
                     Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the applicable Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 800-247-1014 if you have questions. At the discretion of the Funds or their transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in a Fund by calling the Fund's transfer agent at 800-247-1014. You must first complete the Optional

Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although the transfer agent has never experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Funds' transfer agent at 800-247-1024. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on a Fund's net asset value per share ("NAV"). The NAV is calculated for each Fund at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     Securities which are traded on any exchange or on the Nasdaq over-the-counter market are valued at the closing price quoted by the exchange on which the securities are traded. Lacking a closing price, a security is valued at its last bid price except when, in the advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of capital gains.

     Taxes. Investment income distributed by a Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by each Fund on an annual basis.

     Each Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts under the recent Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act"):

 Type of Transaction                    Tax Status
 -------------------                    ----------

Qualified dividend income       Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain
distributions                   Ordinary income rate
Net long-term capital
gain distributions              Generally maximum 15% on non-corporate
                                taxpayers*
Sales of shares (including
redemptions) owned              Gains taxed at generally maximum 15% on
                                non-corporate taxpayers*
Sales of shares (including
redemptions) owned
for one year or less            Gains are taxed at the same rate as ordinary
                                income; losses are subject to special rules


*For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to "qualified dividend income" from the Fund's investment in common and preferred stock of U.S. and foreign companies, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from the investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will be taxed at ordinary income rates and will not qualify for the reduced tax rate.

     If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if your Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, a Fund must withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUNDS

     Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611, serves as investment advisor to the Fund. The advisor was formed in 1997 as the successor firm to Dreman Value Advisors Inc., which was founded in 1977 by David N. Dreman. Mr. Dreman controls a majority interest in the advisor, which is 100% employee-owned. Advisor provides investment advice to separately managed accounts, insurance company separate accounts and wrap programs offered to large institutional investors and high-net worth clients. The advisor also provides investment subadvisory services to ten other mutual funds. As of June 30, 2003, advisor managed approximately $7.5 billion in assets. For its advisory services, the advisor is paid a fee at the annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The advisor contractually has agreed to waive its fee and reimburse each Fund's expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short), taxes and extraordinary expenses, do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, for each Fund's initial fiscal year ending October 31, 2004.

     The advisor's investment team will be responsible for making investment recommendations for the Fund. The investment team has over 20 years' experience in the investment management business. Although the team is responsible for making investment recommendations, Mr. David Dreman, Chairman and Chief Investment Officer of advisor, will make the final determination with respect to all investment decisions. Mr. Dreman began his investment career in 1957. He is one of the pioneers of contrarian value investing, a disciplined, low P/E approach to stock selection that the advisor has been applying without style drift for over 20 years.

     The advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

                                 PRIVACY POLICY

     The following is a description of each Fund's policies regarding disclosure of nonpublic personal information that you provide to it or that it collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. A Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. No Fund will disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. Each Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. Each Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. Each Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations. Annual and semi-annual reports will contain management's discussion of market conditions and investment strategies that significantly affect the Funds' performance results as of their future semi-annual or annual periods.

     Call the Funds at 800 247-1014 to request free copies of the SAI, to request other information about the Funds and to make shareholder inquiries.

     You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                  DREMAN HIGH OPPORTUNITY LARGE CAP VALUE FUND

                   DREMAN HIGH OPPORTUNITY MID CAP VALUE FUND

                  DREMAN HIGH OPPORTUNITY SMALL CAP VALUE FUND











                       STATEMENT OF ADDITIONAL INFORMATION


                                November 3, 2003









     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Dreman High Opportunity Large Cap Value Fund, Dreman High Opportunity Mid Cap Value Fund and Dreman High Opportunity Small Cap Value Fund (collectively, the "Funds"), dated November 3, 2003. A free copy of the Funds' Prospectus can be obtained by writing the transfer agent at Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 800 - 247 -1014.

                                TABLE OF CONTENTS
                                                                          PAGE

DESCRIPTION OF THE TRUST AND FUNDS............................................3
ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK
CONSIDERATIONS................................................................4
INVESTMENT LIMITATIONS.......................................................12
INVESTMENT ADVISOR...........................................................14
TRUSTEES AND OFFICERS........................................................16
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................19
PROXY VOTING POLICY..........................................................21
DETERMINATION OF NET ASSET VALUE.............................................22
INVESTMENT PERFORMANCE.......................................................22
STATUS AND TAXATION OF THE FUNDS.............................................24
CUSTODIAN....................................................................25
FUND SERVICES................................................................26
ACCOUNTANTS..................................................................26
DISTRIBUTOR..................................................................26
DISTRIBUTION PLAN............................................................26
FINANCIAL STATEMENTS.........................................................27

DESCRIPTION OF THE TRUST AND FUNDS

     Dreman High Opportunity Large Cap Value Fund ("Large Cap Fund"), Dreman High Opportunity Mid Cap Value Fund ("Mid Cap Fund"), and Dreman High Opportunity Small Cap Value Fund ("Small Cap Fund") (each a "Fund" and, collectively the "Funds") were organized as diversified series of Unified Series Trust (the "Trust") on September 7, 2003. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dreman Value Management, LLC (the "Advisor"). Each Fund commenced operations on November 3, 2003.

     The Funds do not issue share certificates. Shares of each Fund are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of a Fund's shareholders.

     For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of Fund assets, see "Determination of Net Asset Value" in the Funds' Prospectus and this Statement of Additional Information.

     Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

Customer orders will be priced at a Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of a Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund's initial annual report will contain additional performance information and will be made available to investors upon request and without charge.


ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Funds may make and some of the techniques they may use.

     A. Equity Securities. The Large Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of large capitalization companies that are similar in market size to the companies of the S&P 500 Index. The Mid-Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid capitalization companies that are similar in market size as those in the S&P Mid-Cap 400 Index. The Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small companies similar in market size as those in the Russell 2000 Index. Each Fund will invest principally in a diversified portfolio of equity securities of companies that the Advisor believes to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the company. Each Fund may also invest in initial public offerings. The Fund will invest in equity securities that offer unique investment values. The criterion used to identify such stocks include below average P/E, price-to-book, price-to-cash flow ratios and above average dividend yields. Traditionally the advisor has invested in equities that have a dividend yield that is generally higher than that of the S&P 500 Index.

     B. Fixed Income Securities. Each Fund intends to remain substantially invested in equity securities; however a Fund may invest in fixed income securities if the Advisor believes that a company's fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities. Fixed income securities include corporate debt securities, convertible debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     C Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into, or exchanged for, a prescribed amount of common stock. Each Fund will invest no more than 20% of its assets in debt securities. Each Fund may invest in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

     In the past, economic downturns or an increase in interest rates have under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

     The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were enacted that required that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower-rated securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

     If the rating of a security by S&P or Moody's drops below B, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund's objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     D. Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Fund. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     E. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

     F. Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

     G. Foreign Securities. Each Fund may invest up to 20% of its assets in foreign securities, typically limited to ADRs. ADRs are U.S. dollar-denominated certificates issued by U.S. banks that evidences ownership of shares of a foreign company and are alternatives to the direct purchase of the underlying foreign stock. Investing in foreign securities involves certain special considerations which are not typically associated with investing in U.S. securities, and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market. In addition, securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the U.S. and, at times, volatility of price can be greater in those markets than in the U.S. In all cases, the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions.

     H. Strategic Transactions and Derivatives. Each Fund may utilize various investment strategies as described below for a variety of purposes, such as hedging various market risks or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

     In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity indices and other instruments, and purchase and sell futures contracts and options thereon (collectively, "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to
Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

     1. Options on Securities Indices.  Each Fund may purchase and sell call and
        -----------------------------
put options on securities indices and, in so doing, can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     2.  General  Characteristics  of  Options.  Put  options  and call  options
         -------------------------------------
typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Fund is authorized to purchase and sell exchange listed options. However, the Funds may not purchase or sell over-the-counter options, which are considered illiquid by the SEC staff. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation "OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase its income. The sale of put options can also provide income.

     A Fund may purchase and sell call options on equity securities (including convertible securities that are traded on U.S. and foreign securities exchanges, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require it to hold a security or instrument which it might otherwise have sold.

     A Fund may purchase and sell put options on equity securities (including convertible securities) and on securities indices. A Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     3.  General  Characteristics  of Futures.  Each Fund may enter into futures
         ------------------------------------
contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     A Fund's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 15% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 15% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

     4.  Use  of  Segregated   and  Other  Special   Accounts.   Many  Strategic
         ----------------------------------------------------
Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require it to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require it to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets, if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

     I. Warrants.  Each Fund may invest in warrants. The holder of a warrant has
        --------
the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

     J.  Corporate  Debt  Securities.  Each Fund may  invest in  corporate  debt
         ---------------------------
securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investments in corporate debt securities involve both credit and interest rate risk. The value of fixed-income securities will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt securities generally offer less current yield than securities of lower quality, but lower quality securities generally have less liquidity, greater credit and market risk and, as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds in with shorter maturities.

     K. Lower  Quality  Debt  Securities.  Each Fund may invest up to 10% of its
        --------------------------------
assets in lower-rated securities or comparable unrated securities. These securities (commonly called "junk bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

     Lower quality securities present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Advisor's research and credit analysis are an integral part of managing any securities of this type held by a Fund. In considering investments for a Fund, the Advisor attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.

INVESTMENT LIMITATIONS

     Fundamental.  The investment  limitations described below have been adopted
     -----------
by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1.  Borrowing  Money.  The Funds will not borrow  money,  except (a) from a
         ----------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior  Securities.  The Funds will not issue  senior  securities.  This
        ------------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued
        ------------
by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real  Estate.  The Funds will not  purchase  or sell real  estate.  This
        ------------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5.  Commodities.  The Funds will not  purchase or sell  commodities  unless
         -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.  Loans.  The Funds will not make loans to other  persons,  except (a) by
         -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. Each Fund will not invest 25% or more of its total assets
        -------------
in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8.  Diversification.  With respect to 75% of its total assets,  a Fund will
         ---------------
not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.


     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental.  The following  limitations have been adopted by the Trust
     ---------------
with respect to each Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

     1. Pledging.  No Fund will mortgage,  pledge,  hypothecate or in any manner
        --------
transfer, as security for indebtedness, any of its assets except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.   No  Fund  will  purchase  any  security  while  borrowings
         ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin  Purchases.  No Fund will  purchase  securities  or  evidences of
        -----------------
interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Illiquid  Investments.  No Fund will purchase securities for which there
        ---------------------
are legal or contractual restrictions on resale or other illiquid securities.

     5. Short Sales. No Fund will effect short sales of securities except as
        -----------
described in the Prospectus or this Statement of Additional Information.

     6. Name  Rule.  The Large Cap Fund will  invest at least 80% of its  assets
        ----------
(including borrowings for investment purposes) in equity securities of large capitalization companies that are similar in market size as those in the S&P 500 Index. The Mid-Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of mid capitalization companies that are similar in market size as those in the S&P Mid-Cap 400 Index. The Small Cap Fund will invest at least 80% of its assets (including borrowings for investment purposes) in equity securities of small companies similar in market size as those in the Russell 2000 Index. This investment policy may not be changed with respect to a Fund without at least 60 days prior written notice in plain English to the Fund's shareholders.

INVESTMENT ADVISOR

     The investment advisor for each Fund is Dreman Value Management, LLC, 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. David N. Dreman is the Chairman and Chief Investment Officer of the Advisor. Mr. Dreman controls a majority of the outstanding voting interests in the Advisor.

     Under the terms of the management agreement between the Trust and the Advisor for each Fund (collectively, the "Agreements"), the Advisor manages a Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, each Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75%, 0.85% and 0.95% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively. The Advisor contractually has agreed to waive its fee and reimburse each Fund's expenses so that its total annual operating expenses, except brokerage fees and commissions, 12b-1 fees, borrowing costs (such as dividend expenses and interest on securities sold short, taxes and extraordinary expenses) do not exceed 1.30%, 1.40% and 1.50% of the average daily net assets of the Large Cap Fund, Mid Cap Fund and Small Cap Fund, respectively, for the Funds' initial fiscal year ending October 31, 2004.

     The Agreements were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreements (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on September 7, 2003. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor, including the Advisor's financial information, a copy of Advisor's Form ADV Part II and a questionnaire which described Advisor's business and personnel, information related to the Advisor's policies and practices regarding best execution, trade allocation, soft dollars, Code of Ethics and insider trading, and a representation from the Advisor that there are no pending material legal proceedings or securities enforcement proceedings against the Advisor or its personnel. In considering the Agreements, the Trustees primarily evaluated: (1) a description of the nature, quality and extent of the services provided by the Advisor; (2) the Advisor's reputation and experience in providing value-oriented investment advice to pension plans, institutional investors, high net worth individuals and investment companies;
(3) a comparison of the advisory fee structure, performance, operating expenses and expense ratio of the Funds with those of other applicable mutual funds; (4) the Advisor's written agreement to cap each Fund's expenses for its initial year of operations; and (5) the Advisor's substantial previous experience in serving as investment subadviser other mutual funds.

     In approving the Advisory Agreements, the Trustees evaluated the Advisor's description of its investment advisory services and its value style of investing. The Trustees noted that David Dreman is considered to be a pioneer in the value style of investing. The Trustees' also relied upon the Advisor's substantial track record of providing value-oriented investment advice to pension plans, institutional investors, high net worth individuals and investment companies since its predecessor firm was founded in 1977 by Mr. Dreman, and the fact that the Advisor currently has total client assets under management of $7.5 billion. The Trustees agreed that the Advisor's written agreement to cap each Fund's expenses for its initial year of operations would benefit Fund shareholders during this period. Finally, the Trustees noted that the Advisor has substantial previous experience in serving as investment subadviser to 10 other mutual funds.

     As a result of their considerations, the Trustees determined that each proposed Agreement was in the best interests of the applicable Fund and its shareholders.

     The Advisor retains the right to use the name "Dreman" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Dreman" automatically ceases 90 days after termination of the Agreements and may be withdrawn by the Advisor on 90 days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on a Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act.

--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                           Term of       Number of Portfolios
Name, Age and Address                               Position(s) Held                       Office and    in Fund Complex*
                                                    with Trust                             Length of     Overseen by Trustee
                                                                                           Time Served   or Nominee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Gary E. Hippenstiel                                 Trustee                                Since         25
431 N. Pennsylvania St.                                                                    Inception
Indianapolis, IN 46204                                                                     of the Trust

Year of Birth:  1947
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
Principal Occupations During Past 5 Years                                                  Other Directorships Held by Trustee
                                                                                           or Nominee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Trustee,  AmeriPrime  Advisors Trust,  July 2002 to present;  Trustee,  AmeriPrime Funds,  Trustee,  AmeriPrime Advisors Trust,
since  1995;  Director,  Vice  President  and Chief  Investment  Officer of Legacy  Trust  July  2002  to   present;   Trustee,
Company  since 1992;  President and Director of Heritage  Trust  Company from  1994-1996;  AmeriPrime   Funds,    since   1995;
Vice President and Manager of Investments of Kanaly Trust Company from 1988 to 1992.       Trustee, CCMI Funds since 2003.
------------------------------------------------------------------------------------------ -------------------------------------

------------------------------------------------------------------------------------------ -------------------------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                           Length of     Number of Portfolios
Name, Age and Address                               Position(s) Held                       Time Served   in Fund Complex*
                                                    with Trust                                           Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Stephen A. Little                                   Trustee                                Since         25
431 N. Pennsylvania St.                                                                    inception
Indianapolis, IN 46204                                                                     of the Trust

Year of Birth:  1946
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
Principal Occupations During Past 5 Years                                                  Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
President and founder, The Rose, Inc., a registered investment advisor, since 1993.        Trustee,  AmeriPrime Advisors Trust,
                                                                                           July  2002  to   present;   Trustee,
                                                                                           AmeriPrime   Funds,    since   1995;
                                                                                           Trustee, CCMI Funds since 2003.
------------------------------------------------------------------------------------------ -------------------------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
                                                                                           Length of     Number of Portfolios
                                                    Position(s) Held Time Served
in Fund Complex*
Name, Age and Address                               with Trust                                           Overseen by Trustee
--------------------------------------------------- -------------------------------------- ------------- -----------------------
--------------------------------------------------- -------------------------------------- ------------- -----------------------
Daniel Condon                                       Trustee                                Since         25
431 N. Pennsylvania St.                                                                    inception
Indianapolis, IN 46204                                                                     of the Trust

Year of Birth:  1950
--------------------------------------------------- -------------------------------------- ------------- -----------------------
------------------------------------------------------------------------------------------ -------------------------------------
Principal Occupations During Past 5 Years                                                  Other Directorships Held by Trustee
------------------------------------------------------------------------------------------ -------------------------------------
------------------------------------------------------------------------------------------ -------------------------------------
Vice President and General Manager, International Crankshaft Inc., an automotive
Trustee, AmeriPrime Advisors Trust, equipment manufacturing company, 1990 to present; Trustee, The Unified Funds, from 1994 July 2002 to present; Trustee, to
2002; Trustee, Star Select Funds, a REIT mutual fund, from 1997 - 2000.
AmeriPrime Funds, since 1995;

Trustee, CCMI Funds since 2003.
------------------------------------------------------------------------------------------ -------------------------------------
* "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the
Trust.

     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The Valuation Committee has met two times since the Trust's inception in December 2002.

     The Trust's Audit Committee consists of Messrs. Little, Condon, and Hippenstiel. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee has met three times since the Trust's inception in December 2002.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

--------------------------------------------------- --------------------------------- ---------------- -----------------------
                                                                                      Term of Office   Number of Portfolios
Name, Age and Address                               Position(s) Held                  and Length of    In Fund Complex***
                                                    with Trust                        Time Served      Overseen
--------------------------------------------------- --------------------------------- ---------------- -----------------------
--------------------------------------------------- --------------------------------- ---------------- -----------------------
Timothy Ashburn*                                    Trustee, President and Secretary  Since            25
431 N. Pennsylvania St.                                                               inception of
Indianapolis, IN 46204                                                                the Trust

Year of Birth:  1950
--------------------------------------------------- --------------------------------- ---------------- -----------------------
------------------------------------------------------------------------------------- ----------------------------------------
Principal Occupations During Past 5 Years                                             Other  Directorships Held by Trustee or
                                                                                      Nominee
------------------------------------------------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------
Chairman of Unified Financial Services,  Inc. since 1989 and Chief Executive Officer  Chairman,  Unified Financial  Services,
from 1989 to 1992 and 1994 to April 2002;  President of Unified  Financial  Services  Inc.  since  1989.  Director,   Unified
from November 1997 to April 2000.                                                     Financial Securities,  Inc. since 1990.
                                                                                      Director,  Unified Fund Services,  Inc.
                                                                                      since    November    2002;     Trustee,
                                                                                      AmeriPrime  Advisors  Trust,  July 2002
                                                                                      to present; Trustee,  AmeriPrime Funds,
                                                                                      since 1995;  Trustee,  CCMI Funds since
                                                                                      2003.
------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------- --------------------------------- ---------------- -----------------------
                                                                                      Term of  Office  Number of Portfolios in
                                                    Position(s) Held and Length
of Fund Complex***
Name, Age and Address                               with Trust                        Time Served      Overseen by Trustee
                                                                                                       or Nominee
--------------------------------------------------- --------------------------------- ---------------- -----------------------
--------------------------------------------------- --------------------------------- ---------------- -----------------------
Ronald C. Tritschler**                              Trustee                           Since            25
431 N. Pennsylvania St.                                                               inception    of
Indianapolis, IN 46204                                                                the Trust

Year of Birth:  1952
--------------------------------------------------- --------------------------------- ---------------- -----------------------
------------------------------------------------------------------------------------- ----------------------------------------
Principal Occupations During Past 5 Years                                             Other  Directorships Held by Trustee or
                                                                                      Nominee
------------------------------------------------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------
Chief  Executive  Officer,  Director  and legal  counsel  of The Webb  Companies,  a  Trustee,   AmeriPrime  Advisors  Trust,
national real estate  company,  from 2001 to present;  Executive  Vice President and  July   2002   to   present;    Trustee,
Director of The Webb  Companies  from 1990 to 2000;  Director,  The Lexington  Bank,  AmeriPrime Funds, since 1995;  Trustee, from 1998 to  present;  Director,  Vice  President  and legal  counsel for The Traxx  CCMI Funds since 2003.
Companies, an owner and operator of convenience stores, from 1989 to present.


-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------------------- --------------------------------- ---------------- -----------------------
                                      -17-

                                                                                      Term of Office   Number of Portfolios in
Name, Age and Address                               Position(s) Held                  and Length of    Fund Complex***
                                                    with Trust                        Time Served      Overseen by Trustee
                                                                                                       or Nominee

--------------------------------------------------- --------------------------------- ---------------- -----------------------
--------------------------------------------------- --------------------------------- ---------------- -----------------------
Thomas G. Napurano                                  Chief Financial Officer and       Since            N/A
431 N. Pennsylvania St.                             Treasurer                         inception of
Indianapolis, IN 46204                                                                the Trust

Year of Birth:  1941
--------------------------------------------------- --------------------------------- ---------------- -----------------------
------------------------------------------------------------------------------------- ----------------------------------------
Principal Occupations During Past 5 Years                                             Other Directorships Held
------------------------------------------------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------
------------------------------------------------------------------------------------- ----------------------------------------
Chief Financial Officer and Executive Vice President of Unified Financial  Services,  N/A
the parent company of the Trust's  administrator  and distributor;  member the board of directors of Unified Financial  Services from 1989 to March 2002; Chief Financial
Officer  and  Treasurer,  AmeriPrime  Advisors  Trust and  AmeriPrime  Funds  (since
October 2002), and CCMI Funds (since August 2003).

------------------------------------------------------------------------------------- ----------------------------------------

------------------------------------------------------------------------------------- ----------------------------------------
--------------------------------------- ------------------------------ ------------------------------- -----------------------
                                                                       Term of Office and Length of    Number of Portfolios in
Name, Age and Address                   Position(s) Held               Time Served                     Fund Complex***
                                        with Trust                                                     Overseen by Trustee
                                                                                                       or Nominee

--------------------------------------- ------------------------------ ------------------------------- -----------------------
--------------------------------------- ------------------------------ ------------------------------- -----------------------
Carol Highsmith                         Assistant Secretary            Since inception of the Trust    N/A
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1964
--------------------------------------- ------------------------------ ------------------------------- -----------------------
---------------------------------------------------------------------- -------------------------------------------------------
Principal Occupations During Past 5 Years                              Other Directorships Held
---------------------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------------------- -------------------------------------------------------
              Principal Occupations During Past 5 Years                N/A
---------------------------------------------------------------------- -------------------------------------------------------
---------------------------------------------------------------------- -------------------------------------------------------
Vice President, Compliance of Unified Fund Services, Inc. (November 1994 to
present); Vice President and Asst. Secretary of Lindbergh Funds; Assistant
Secretary, AmeriPrime Advisors Trust and AmeriPrime Funds (since October 2002), and CCMI Funds (since August 2003).

---------------------------------------------------------------------- -------------------------------------------------------

* Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc., the Distributor for the Funds.
** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of the Distributor. *** "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and Unified Series Trust.

     The following table provides information regarding shares of each Fund and other portfolios of the Fund Complex owned by each Trustee as of September 30, 2003.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate  Dollar  Range of Shares of
                                                                                All Funds Within the Fund Complex*
Trustee                                  Dollar Range of Funds' Shares
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Gary E. Hippenstiel                      $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Timothy L. Ashburn                       $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Tritschler                        $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Stephen Little                           $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Daniel Condon                            $0                                     $0
---------------------------------------- -------------------------------------- --------------------------------------

* "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.

The Trust has not yet completed its first full fiscal year. An estimate of the compensation to be paid to the Trustees of the Trust for the Funds' initial fiscal year ending October 31, 2004 is set forth in the following table. Trustee fees are Fund Complex expenses and each series, including each Fund, incurs its pro rata share of expenses based on the number of series in the Fund Complex.

==================================== =================== =================== =================== ======================
                                         Aggregate           Pension or       Estimated Annual    Total Compensation
                                        Compensation         Retirement        Benefits Upon      from Trust and Fund
       Independent Trustees            from Each Fund     Benefits Accrued       Retirement            Complex*
                                                                 As Part of Fund
                                                                        Expenses
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Gary E. Hippenstiel, Trustee                $800                 $0                  $0                 $20,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Stephen A. Little, Trustee                  $520                 $0                  $0                 $13,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Daniel Condon, Trustee                      $520                 $0                  $0                 $13,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
==================================== =================== =================== =================== ======================
                                         Aggregate           Pension or       Estimated Annual    Total Compensation
   Non-Independent Trustees and         Compensation         Retirement        Benefits Upon      from Trust and Fund
             Officers                  from Each Fund     Benefits Accrued       Retirement            Complex*
                                                                 As Part of Fund
                                                                        Expenses
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Timothy L. Ashburn, Trustee,                 $0                  $0                  $0                   $0
President and Secretary
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Ronald C. Tritschler, Trustee               $440                 $0                  $0                 $11,000
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Thomas G. Napurano, CFO and                  $0                  $0                  $0                   $0
Treasurer
------------------------------------ ------------------- ------------------- ------------------- ----------------------
------------------------------------ ------------------- ------------------- ------------------- ----------------------
Carol J. Highsmith, Assistant                $0                  $0                  $0                   $0
Secretary
==================================== =================== =================== =================== ======================

* "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors Trust and the Trust.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Funds' portfolio decisions and the placing of the Funds' portfolio transactions. In effecting purchases and sales of securities for the account of each Fund, the Advisor will seek best execution of orders. In certain instances, the Advisor may be permitted to pay higher brokerage commissions for research services. Consistent with this policy, orders for transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Funds and the Advisor. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of the Advisor. When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor may place orders with firms that provide market, statistical and other research information to the Funds or the Advisor, although the Advisor is not authorized to pay higher commissions to firms that provide such services, except as described below.

     The Advisor may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by the Advisor in cash. Subject to Section 28(e), the Funds could pay a firm that provides research services commissions for effecting a securities transaction for the Funds in excess of the amount other firms would have charged for the transaction if the Advisor determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or the Advisor's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising the Fund. Management fees received by the Advisor from each Fund are not reduced because these research services are received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

     The Advisor receives written research data from brokers relative to economic and individual security analysis. The Advisor also may enter into "soft dollar" arrangements with certain brokers whereby such brokers partially pay for the Advisor's use of on-line data services such as Bloomberg and Factset for investment research. These payments will be made in exchange for the Advisor's employing the broker to execute client transactions. The research products and services and on-line data services provided or paid for by brokers shall be used by the Advisor in servicing all of its clients' accounts. In addition, assuming a broker provides the best price and best execution, the Advisor may direct client transactions to such broker in return for research provided by the broker and used by the Advisor in conducting its advisory business.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that a Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for a Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     The Trust, the Advisor and the Distributor each have adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


PROXY VOTING POLICY

     The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders' best interests. As a brief summary, the Trust's policy delegates proxy voting to the Advisor, subject to the Advisor's proxy voting policy and the supervision of the Board of Trustees.

     The Advisor's policy provides that generally Advisor will vote: (1) for routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock; and (2) against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over-represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor's policy provides that it shall determine whether a proposal is in the best interest of a Fund and may take into account the following factors, among others: (1) whether the proposal was recommended by management and Advisor's opinion of management; (2) whether the proposal acts to entrench existing management; and (3) whether the proposal fairly compensates management for past and future performance.

     The Trust's policy provides that, if a conflict of interest between the Adviser or its affiliates and a Fund arises with respect to any proxy, the Adviser must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 800-247-1014 to request a copy from the Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Proxy Voting Compliance Officer. Copies of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities for each year ended June 30th, effective beginning June 30, 2004, will be filed by each Fund with the SEC on new Form N-PX. A Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of each Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Funds' securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which the securities are traded. Lacking a closing price,, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemptions." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Funds' most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     Each Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with a Fund's investment objective, policies and techniques should also be considered.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of a Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general.

     In addition, the performance of a Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of a Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

     Each  Fund  also  may  advertise  its  after-tax  performance  information.
After-tax   performance   information  is  calculated  on  pre-liquidation   and
post-liquidation basis, by finding the average annual compounded rates of return, after taxes on distributions and redemptions, over the one, five and ten year periods that would equate the initial amount invested to the ending value, according to the following two formulae:

1. Average Annual Total Return (After Taxes on Distributions):

       P(1+T)n = ATVd

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on distributions).
                  n        =        number of years
                  ATVd     =        ending value, after taxes on fund distribution but not after taxes on redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are subject to the highest individual marginal federal income tax rates, that all dividends and distributions, less taxes due, are reinvested on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

2. Average Annual Total Return (After Taxes on Distributions and Redemption):

       P(1+T)n = ATVdr

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVdr    =        ending value, after taxes on fund
                                    distributions and redemptions, at the end
                                    of the applicable period of the
                                    hypothetical $1,000 investment made at the
                                    beginning of the applicable period.

     The computation assumes that all dividends and distributions, less all taxes due, are reinvested on the reinvestment dates, that the dividends and distributions are subject to the highest individual marginal federal income and capital gains tax rates, that any capital losses from the redemption are fully deductible, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. Because the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

STATUS AND TAXATION OF THE FUNDS

     Each Fund was organized as a series of a business trust, but each intends to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that each Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, each Fund must, among other requirements:

o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

o Diversify its investments in securities within certain statutory limits; and

o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses a Fund realizes in connection with the hedge. Each Fund's income from options and futures in each case derived with respect to its business of investing in stock, or securities should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report a Fund's distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, a Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, Fund distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting a Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds' investments. The custodian acts as the Funds' depository, safekeeps each Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent. Certain Trustees and officers of the Trust are members of management or directors of Unified and/or shareholders of the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

     In  addition,  Unified  provides the Funds with fund  accounting  services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million.

     Unified also provides each Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the each Fund equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month.

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for each Fund for the fiscal year ending October 31, 2004. McCurdy & Associates performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. Timothy L. Ashburn, (a Trustee of the Trust) and Thomas G. Napurano (an officer of the Trust) are a director and officer respectively, of the distributor and of Unified Financial Services, Inc. (the parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.


DISTRIBUTION PLAN

     Each Fund has adopted a Distribution Plan (each, a "Plan") pursuant to Rule 12b-1 under the 1940 Act. Each Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of any Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on September 7, 2003 called for the purpose of, among other things, voting on such Plan.

     Each Fund's Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a "Recipient") a shareholder servicing fee of aggregating to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts ("12b-1 Expenses"). Each Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Trust and the Advisor have entered into a Distribution Coordination Agreement pursuant to which the Advisor agrees to coordinate the distribution of each Fund's shares, for which each Fund pays the Advisor the 12b-1 fee described above.


FINANCIAL STATEMENTS

      Each Fund recently commenced investment operations and, as a result, has no current audited financial statements.